O GOF P-3

                       SUPPLEMENT DATED SEPTEMBER 1, 2003
                    TO THE CURRENTLY EFFECTIVE PROSPECTUS OF
                            EACH OF THE LISTED FUNDS

                            FRANKLIN STRATEGIC SERIES
                       Franklin Small-Mid Cap Growth Fund

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                    Templeton Foreign Smaller Companies Fund

                       TEMPLETON DEVELOPING MARKETS TRUST

                              TEMPLETON FUNDS, INC.
                             Templeton Foreign Fund
                              Templeton World Fund

                           TEMPLETON GLOBAL BOND FUND

The prospectus is amended as follows:

I. The "Exchange Privilege" section is replaced with the following:

 EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charges of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
 An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

 Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

 If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

 DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

 This exchange privilege is not intended as a means to facilitate short-term trading. Because excessive trading can hurt fund performance, portfolio management and shareholders of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timing" on page 2 of this Supplement). In furtherance of this general prohibition on excessive trading, there can be no more than two (2) "roundtrips" involving shares of the Fund during any three
 (3) month period or one (1) "roundtrip" within any thirty (30) day period. A "roundtrip" is a redemption of Fund shares followed by a purchase of Fund shares (excluding regularly scheduled redemptions and purchases resulting from automatic redemption and/or automatic investment plans established with the Fund's transfer agent, an "Omnibus Account Shareholder" or an "IRS Plan Shareholder" [as those terms are defined below]).

These exchange limitations apply to Fund shareholders of record and to any person (a "Beneficial Owner") who:

 o Has a beneficial interest in Fund shares issued to (i) a broker-dealer or other financial institution that maintains a master account with the Fund in the institution's name on behalf of numerous beneficial owners (referred to as an "Omnibus Account Shareholder"); or (ii) an IRS recognized tax-deferred savings plan such as an employer sponsored retirement plan (including, for example, a 401(k) profit sharing plan) and an IRS Section 529 college savings plan (referred to as an "IRS Plan Shareholder"); and

 o Has been given by, as applicable, the Omnibus Account Shareholder or the IRS Plan Shareholder the independent and exclusive authority to direct the investment of his or her interest in Fund shares, including the authority to direct the exchange of his or her interest in Fund shares for shares of another Franklin Templeton fund.

If the Fund rejects an exchange request involving shares of the Fund, the purchase or sale side of the rejected exchange request that involves another fund will also be rejected.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund who do not qualify to buy the Fund's Advisor Class also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

II. The "Market Timers" section is replaced with the following:

 MARKET TIMING Shares of the Fund are not offered, nor is the Fund managed or intended to serve as, a vehicle for frequent trading that seeks to take advantage of short-term fluctuations in the securities market. This type of trading activity is often referred to as "market timing" and could result in actual or potential harm to the Fund's shareholders. Accordingly, the Fund may reject any purchase of Fund shares that the Fund reasonably believes may represent a pattern of market timing activity involving the Fund alone or involving the Fund together with one or more other Franklin Templeton fund.

III. The following section is added to the prospectus.

 REDEMPTION FEE If Fund shares are redeemed (either by selling or by exchanging to another Franklin Templeton fund) within 30 days of a purchase of Fund shares (excluding certain types of redemptions listed below), a 2% fee is assessed on the proceeds from the redemption of any Fund shares held for 30 days or less. This redemption fee is paid to the Fund to offset Fund costs associated with the short term trading of Fund shares. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by direct invoicing or by liquidation of other Fund shares held by the owner of the redeemed shares. If the redemption transaction for which a redemption fee may be collected is initiated by a Beneficial Owner, the Fund may, unless instructed otherwise by, as applicable, the Omnibus Account Shareholder or the IRS Plan Shareholder, directly invoice the Beneficial Owner or request the liquidation of other Fund shares in which the Beneficial Owner has an interest. The redemption fee is not imposed on shares:

      o Redeemed under regularly scheduled automatic withdrawal plans established by a Fund shareholder with the Fund's transfer agent or by a Beneficial Owner with, as applicable, the Omnibus Account Shareholder or the IRS Plan Shareholder.

      o Redeemed as a mandatory distribution from an IRS recognized tax-deferred retirement plan

      o Redeemed in connection with the regularly scheduled automatic rebalancing of assets invested in a participant directed IRS recognized tax-deferred savings plan when the rebalancing is done by the plan's record keeper at the direction of the Beneficial Owner of the redeemed shares.

      o Redeemed due to the death or disability of the Fund shareholder or of the Beneficial Owner

      o Redeemed by comprehensive fee programs where investment decisions are made on a discretionary basis at the firm level of approved broker dealers.

 The terms "Beneficial Owner," "Omnibus Account Shareholder" and "IRS Plan Shareholder" used in this section are defined on page 1 of this supplement in the Section titled "Exchange Privileges".

                      PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE